Exhibit 99.3

EQUITY ONE, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

Management has prepared the following unaudited consolidated pro forma financial statements which are based on the historical consolidated financial statements of Equity One, Inc. and subsidiaries (the “Company”) and adjusted to give effect to the acquisitions of Pavilion Shopping Center, Village Center at Southlake, Creekside Plaza, Sparkleberry Square, Venice Shopping Center, Windy Hill Shopping Center, Medical & Merchants at San Pablo, Westgate Marketplace and the Boston Properties (collectively the “Acquired Properties”).

The unaudited consolidated pro forma balance sheet at June 30, 2004 has been prepared to reflect the subsequent acquisition of the Boston Properties as if the acquisition had occurred on June 30, 2004. The unaudited consolidated pro forma statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 have been prepared to present the results of operations of the Company as if the acquisition of the Acquired Properties had occurred at the beginning of the periods presented.

The unaudited consolidated pro forma financial statements neither purport to represent what the consolidated results of operations actually would have been had the Acquired Properties and related transactions occurred at the beginning of the periods presented, nor does it purport to project the consolidated operations for any future period.

The following unaudited consolidated pro forma financial statements should be read in conjunction with the 2003 Consolidated Financial Statements and the Notes thereto that are included in the Company’s Annual Report on Form 10-K filed on March 15, 2004, the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2004, and the Statements of Revenues and Certain Operating Expenses and related Notes thereto included elsewhere in this Form 8-K. In the Company’s opinion, all significant adjustments necessary to reflect the effects of the Acquired Properties have been made.

EQUITY ONE, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF JUNE 30, 2004
(Amounts in thousands)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma Consolidated
ASSETS
PROPERTIES:
Income producing	$1,780,145	$119,800	$1,899,945
Less: accumulated depreciation	(78,492)	-	(78,492)

	1,701,653	119,800	1,821,453

Construction in progress and land held for development	38,803	-	38,803
Properties held for sale	44,185	-	44,185

Properties, net	1,784,641	119,800	1,904,441

CASH AND CASH EQUIVALENTS	-	-	-

CASH HELD IN ESCROW	5,814	(5,814)	-

ACCOUNTS AND OTHER RECEIVABLES, NET	9,403	-	9,403
-
SECURITIES AVAILABLE FOR SALE	18,287	-	18,287

INVESTMENTS IN AND ADVANCES TO JOINT VENTURES	2,833	-	2,833

GOODWILL	14,477	-	14,477

OTHER ASSETS	44,125	-	44,125

TOTAL	$1,879,580	$113,986	$1,993,566

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:

NOTES PAYABLE
Mortgage notes payable	$497,741	$12,092	$509,833
Unsecured revolving credit facilities	80,541	100,594	181,135
Unsecured senior notes payable	350,000	-	350,000
Margin payable for securities available for sale	11,075	-	11,075

	939,357	112,686	1,052,043

Unamortized net premium on notes payable	21,585	1,300	22,885

Total notes payable	960,942	113,986	1,074,928

OTHER LIABILITIES
Accounts payable and accrued expenses	39,638	-	39,638
Tenant security deposits	8,358	-	8,358
Other liabilities	4,196	-	4,196

Total liabilities	1,013,134	113,986	1,127,120

MINORITY INTEREST	12,400	-	12,400

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value - 10,000 shares authorized but unissued	-	-	-
Common stock, $0.01 par value - 100,000 shares authorized, 70,755 shares issued and outstanding	708	-	708
Additional paid-in capital	867,154	-	867,154
Retained earnings	-	-	-
Accumulated other comprehensive gain	(4,970)	-	(4,970)
Unamortized restricted stock compensation	(8,258)	-	(8,258)
Notes receivable from issuance of common stock	(588)	-	(588)

Total stockholders’ equity	854,046	-	854,046

TOTAL	$1,879,580	$113,986	$1,993,566

See accompanying notes to unaudited consolidated pro forma balance sheet.

EQUITY ONE, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF JUNE 30, 2004
(Amounts in thousands)

A)	Reflects the Company’s unaudited historical consolidated balance sheet as of June 30, 2004. The historical balance sheet for the Company includes all of the Acquired Properties except the Boston Properties.

B)	Represents management’s estimate of the allocation of the Company’s aggregate purchase price and closing costs for the acquisitions of the Boston Properties, totaling $119,800. Based on management’s preliminary analysis, no significant intangibles were acquired in connection with the Boston Properties.

Represents assumption of a mortgage note of $12,092 related to the Boston Properties, bearing a fixed interest rate of 8.69%, maturing in February 2016. The fair value adjustment results in a premium on the note of $1,300, to be amortized over the remaining term of the loan. Also, represents additional borrowings on the Company’s revolving credit facility of $100,594, and the utilization of the proceeds in escrow.

EQUITY ONE, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(Amounts in thousands except per share amounts)

	Historical (A)	Acquired Properties (B)	Pro Forma Consolidated (C)

RENTAL INCOME:
Minimum rents	$84,615	$7,556	$92,171
Expense recoveries	22,871	1,048	23,919
Percentage rent payments	1,617	-	1,617
Termination fees	407	-	407

Total rental revenue	109,510	8,604	118,114

COSTS AND EXPENSES:
Property operating expenses	28,387	1,368	29,755
Rental property depreciation and amortization	17,010	1,681	18,691
General and administrative expenses	7,261	-	7,261

Total costs and expenses	52,658	3,049	55,707

INCOME BEFORE OTHER INCOME & EXPENSES, DISCONTINUED OPERATIONS AND MINORITY INTEREST	56,852	5,555	62,407

OTHER INCOME AND EXPENSES:

Interest expense	(21,984)	(4,638)	(26,622)
Amortization of deferred financing fees	(610)	-	(610)
Investment income	402	-	402
Other income	123	-	123
Equity in loss of joint ventures	(28)	-	(28)

INCOME FROM CONTINUING OPERATIONS	$34,755	$917	$35,672

EARNINGS PER SHARE:

BASIC EARNINGS PER SHARE
Income from continuing operations	$0.50		$0.51
NUMBER OF SHARES USED IN COMPUTING BASIC EARNINGS PER SHARE	69,413		69,413

DILUTED EARNINGS PER SHARE
Income from continuing operations	$0.49		$0.50
NUMBER OF SHARES USED IN COMPUTING DILUTED EARNINGS PER SHARE	71,211		71,211

   See accompanying notes to unaudited consolidated pro forma statement of operations.

EQUITY ONE, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(Amounts in thousands except per share amounts)

A)	Represents the Company’s unaudited historical consolidated statement of operations for the six months ended June 30, 2004, including the results of operations for Pavilion Shopping Center, Village Center at Southlake, Creekside Plaza, Sparkleberry Square, Venice Shopping Center, Windy Hill Shopping Center, Medical & Merchants at San Pablo, and Westgate Marketplace from the date of acquisition through June 30, 2004.

B)	Represents the unaudited statement of revenues and certain operating expenses for the Acquired Properties for the six months ended June 30, 2004 (excluding the operations included in the historical results of the Company), including the pro forma adjustments detailed below:

(1)	Depreciation and amortization expenses totaling $1,681 based on the allocation of the purchase price and closing costs to building and improvements based on estimated useful lives of 40 years. No significant intangibles were acquired in connection with the acquisitions.

(2)	Additional interest expense totaling $4,638, assumes the borrowing of $241,882 on the revolving credit facility at a rate of 2.08% (the Company’s effective borrowing rate for the period) and amortization of interest premium or discount relating to the assumption of mortgage notes on purchase of the Acquired Properties.

C)	Represents the Company’s consolidated pro forma statement of operations including pro forma basic and diluted earnings per share from continuing operations as well as the pro forma weighted average shares outstanding for the six months ended June 30, 2004.

EQUITY ONE, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(Amounts in thousands except per share amounts)

	Historical (A)	Acquired Properties (B)	Pro Forma Consolidated (C)

RENTAL INCOME:
Minimum rental	$144,997	$20,110	$165,107
Expense recoveries	41,740	2,654	44,394
Termination fees	1,382	66	1,448
Percentage rent payments	1,857	427	2,284

Total rental revenue	189,976	23,257	213,233

COSTS AND EXPENSES:
Property operating expenses	54,866	4,631	59,497
Rental property depreciation and amortization	27,598	4,684	32,282
General and administrative expenses	11,046	-	11,046

Total costs and expenses	93,510	9,315	102,825

INCOME BEFORE OTHER INCOME AND EXPENSES, DISCONTINUED OPERATIONS AND MINORITY INTEREST	96,466	13,942	110,408

OTHER INCOME AND EXPENSES:

Interest Expense	(37,826)	(11,412)	(49,238)
Amortization of deferred financing fees	(1,111)	-	(1,111)
Investment income	1,089	-	1,089
Other income	687	-	687
Equity in loss of joint ventures	(126)	-	(126)
Loss on extinguishment of debt	(623)	-	(623)

INCOME FROM CONTINUING OPERATIONS	$58,556	$2,530	$61,086

EARNINGS PER SHARE:

BASIC EARNINGS PER SHARE
Income from continuing operations	$0.96		$1.00
NUMBER OF SHARES USED IN COMPUTING BASIC EARNINGS PER SHARE	59,998		59,998

DILUTED EARNINGS PER SHARE
Income from continuing operations	$0.95		$0.99
NUMBER OF SHARES USED IN COMPUTING DILUTED EARNINGS PER SHARE	61,665		61,665

See accompanying notes to unaudited consolidated pro forma statement of operations.

EQUITY ONE, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(Amounts in thousands except per share amounts)

A)	Represents the Company's unaudited historical consolidated statement of operations for the year ended December 31, 2003.

B)	Represents the unaudited statement of revenues and certain operating expenses for the Acquired Properties for the year ended December 31, 2003, including the pro forma adjustments detailed below:

(1)	Depreciation and amortization expenses totaling $4,684 based on the allocation of the purchase price and closing costs to building and improvements based on estimated useful lives of 40 years. No significant intangibles were acquired in connection with the acquisitions.

(2)	Additional interest expense totaling $11,412, assumes the borrowing up to $241,882 on the revolving credit facility at a rate of 2.18% (the Company’s effective borrowing rate for the period), interest on the assumption of mortgage notes payable and amortization of interest premium or discount relating to the assumption of mortgage notes on the purchase of the Acquired Properties.

D)	Represents the Company's consolidated pro forma statement of operations including pro forma basic and diluted earnings per share from continuing operations as well as the pro forma weighted average shares outstanding for the year ended December 31, 2003.